UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Annual Report
to Shareholders

DWS Value Builder Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectuses dated March 7, 2008 are 1.42%, 2.30%, 2.18% and 1.08% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008. These ratios differ from the gross ratios disclosed in the fnancial highlights. The financial highlights do not include 0.20% of estimated underlying Fund expenses borne by the Fund for its investment in DWS Short Duration Plus Fund.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of DWS Value Builder Fund and have been adjusted to reflect the higher gross total annual operating expenses of Class C. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	-20.81%	-3.11%	5.76%	2.51%
Class B	-21.47%	-3.88%	4.95%	1.73%
Class C	-21.38%	-3.83%	4.99%	1.77%
Institutional Class	-20.46%	-2.80%	6.08%	2.78%
S&P 500® Index+	-5.08%	5.85%	11.32%	3.50%
Blended Index++	.29%	5.83%	8.56%	4.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,464	$8,573	$12,472	$12,075
	Average annual total return	-25.36%	-5.00%	4.52%	1.90%
Class B	Growth of $10,000	$7,683	$8,767	$12,653	$11,865
	Average annual total return	-23.17%	-4.29%	4.82%	1.73%
Class C	Growth of $10,000	$7,862	$8,893	$12,756	$11,913
	Average annual total return	-21.38%	-3.83%	4.99%	1.77%
S&P 500 Index+	Growth of $10,000	$9,492	$11,860	$17,098	$14,111
	Average annual total return	-5.08%	5.85%	11.32%	3.50%
Blended Index++	Growth of $10,000	$10,029	$11,853	$15,078	$15,773
	Average annual total return	.29%	5.83%	8.56%	4.66%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Value Builder Fund — Institutional Class [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$795,400	$918,500	$1,343,300	$1,316,100
	Average annual total return	-20.46%	-2.80%	6.08%	2.78%
S&P 500 Index+	Growth of $1,000,000	$949,200	$1,186,000	$1,709,800	$1,411,100
	Average annual total return	-5.08%	5.85%	11.32%	3.50%
Blended Index++	Growth of $1,000,000	$1,002,900	$1,185,300	$1,507,800	$1,577,300
	Average annual total return	.29%	5.83%	8.56%	4.66%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 13.19	$ 13.18	$ 13.21	$ 13.40
3/31/07	$ 23.34	$ 23.34	$ 23.37	$ 23.59
Distribution Information: Twelve Months as of 3/31/08: Income Dividends	$ .34	$ .18	$ .20	$ .40
Capital Gain Distributions	$ 6.11	$ 6.11	$ 6.11	$ 6.11
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	665	of	667	100
3-Year	536	of	539	100
5-Year	411	of	425	97
10-Year	193	of	228	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 31, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 791.40	$ 788.80	$ 788.70	$ 793.20
Expenses Paid per $1,000*	$ 6.05	$ 9.21	$ 9.52	$ 4.30
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,018.25	$ 1,014.70	$ 1,014.35	$ 1,020.20
Expenses Paid per $1,000*	$ 6.81	$ 10.38	$ 10.73	$ 4.85
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.35%	2.06%	2.13%	.96%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Value Builder Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Value Builder Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined the fund in 2008.

Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

Prior to that, eight years of experience as an analyst for Chubb & Son.

Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity Income Fund Strategy: New York.

BA, Villanova University.

Effective March 15, 2008, Deutsche Investment Management Americas Inc. terminated its subadvisory agreement with Alex. Brown Investment Management. The fund is now managed by Portfolio Manager David Hone. In the following interview, Mr. Hone addresses the recent market backdrop, the fund's performance during the 12-month period ended March 31, 2008, and the strategy of the new management team.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market perform during the annual period?

A: The US stock market lost ground during the past year, a reflection of the increasingly challenging investment environment. During the first half of the reporting period, market performance was supported by the same factors that had underpinned the five-year bull market in equities: namely, a powerful combination of robust economic growth, rising corporate earnings and a strong appetite for risk among investors. However, starting in mid-August, all three factors were destabilized by the persistent weakness in housing prices and the sudden increase in defaults within the subprime mortgage sector. These events led to the downward repricing of securities tied to the mortgage market, causing asset write-downs by banks and raising questions about the true book values of financial institutions. In addition, the growing possibility of a recession led to downward revisions of corporate earnings estimates. The result was a negative return for the stock market as a whole, and particularly poor performance for the financial and housing-related sectors.

In the bond market, the continued fallout from the subprime crisis and the growing likelihood of a recession sparked a "flight to quality." The result was a strong rally in US Treasuries, but underperformance for corporate issues in general and high-yield bonds in particular.

Q: How did the fund perform?

A: The Class A shares of DWS Value Builder Fund had a total return of -20.81% during the 12-month period ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

The fund underperformed the 0.29% return of its blended benchmark, which is a weighted combination of three unmanaged indices: the Standard & Poor's 500® (S&P 500) Index (60%), the Lehman Brothers Intermediate Government/Credit Index (35%) and the Merrill Lynch 3-month T-bill index (5%).1 It also lagged the -5.08% return of the S&P 500 Index, which — unlike the fund — is invested entirely in equities. The fund trailed the -2.32% average return of the funds in its Lipper peer group, Mixed-Asset Target Allocation Growth Funds.2

1 The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that by portfolio practice maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Why did the fund underperform?

A: The fund's underperformance stemmed from its positions in a number of financial stocks that were directly exposed to the subprime crisis. The leading detractors in this area were First Marblehead Corp., Citigroup, Inc., AmeriCredit Corp., Countrywide Financial Corp. and Freddie Mac. Outside of financials, notable detractors included the health care service providers Wellpoint, Inc., Coventry Health Care, Inc., and Omnicare, Inc., the yellow pages company R.H. Donnelly Inc., and the telecommunications companies Virgin Mobile USA, Inc. and NII Holdings, Inc. With the exception of Citigroup, we have sold all of these positions from the fund since we assumed its management duties in March. The fund's fixed income weighting, which was invested entirely in corporate bonds and held a portion of assets in high-yield, also weighed on performance given the weakness in these market segments.

Q: What changes have you made to the equity portion of the fund?

A: We have made a number of substantial changes since assuming responsibility for the fund. In restructuring the portfolio, we had two major objectives: 1) to increase the number of holdings in order to improve diversification, and 2) to reduce the fund's weighting in underperforming stocks where we felt low valuations were not supported by positive fundamentals. The result is that the fund now has a number of new holdings, while most of the stocks that weighed on its performance during the past year are no longer held.

Q: What criteria do you use in selecting stocks for the fund?

A: We use a value-oriented investment style that employs measures such as price-to-earnings ratios, price-to-book ratios, dividend yields and free-cash flow yields. We focus on equities of higher-quality companies that are temporarily out of favor with the market, but we will only invest in those that offer favorable longer-term growth prospects. Downside risk is an important factor and is consistently considered as part of our buy/sell discipline. We take a more diversified approach to investing than the previous management team, spreading investments across most industries and generally limiting single security exposure to 1%-3% of the overall portfolio. While we are not limited in the size of the companies in which we can invest, we tend to have a large-cap bias. Our overall emphasis is on individual stock selection, fundamental research and a flexible approach to analyzing valuations.

Q: How will you manage the fixed income portion of the fund?

A: While in the past the fund's bond investments were selected directly by its managers, we will now be investing the majority of this portion of the portfolio — typically 25% to 30% of assets — in DWS Short Duration Plus Fund. This fund invests primarily in government-issued and AAA-rated securities, and the majority of its holdings have maturities of less than three years.3

3 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

The DWS Short Duration Plus Fund may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. In the current market environment, mortgage-backed securities are experiencing increased volatility.

We believe this change in approach, which potentially will result in lower exposure to corporate bonds than DWS Value Builder Fund had in the past, should help reduce the overall volatility in the fund's returns.

Q: Do you have any final thoughts for fund investors?

A: With the changes made over the last few months, we feel that the portfolio's positioning is now appropriate for this stage of the market cycle. Notably, we believe the fund now has appropriate representation in each industry sector — meaning that our individual stock selection efforts, rather than the fund's sector allocations, will be the primary driver of performance. We believe this approach is more likely to reward investors over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/08	3/31/07

Common Stocks	74%	75%
Open End Investment Company	22%	—
Corporate Bonds	4%	24%
Repurchase Agreements	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/08	3/31/07

Financials	29%	26%
Consumer Staples	12%	7%
Health Care	11%	22%
Energy	10%	6%
Telecommunication Services	9%	8%
Industrials	9%	5%
Information Technology	7%	9%
Utilities	6%	—
Consumer Discretionary	4%	17%
Materials	3%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2008 (23.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.5%
2. AT&T, Inc. Provider of communications services	3.4%
3. General Electric Co. Manufactures, distributes and markets electrical products	2.8%
4. JPMorgan Chase & Co. Provider of global financial services	2.4%
5. FPL Group, Inc. Provider of electric energy	2.2%
6. CVS Caremark Corp. Operator of a drug store chain	2.1%
7. Bank of America Corp. Provider of commercial banking services	1.9%
8. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.9%
9. Wells Fargo & Co. Provider of various financial services	1.8%
10. Philip Morris International, Inc. Sells and distributes tobacco products	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008

	Shares	Value ($)

Common Stocks 71.4%
Consumer Discretionary 2.9%
Hotels Restaurants & Leisure 1.3%
Carnival Corp. (Unit)	40,900	1,655,632
Pinnacle Entertainment, Inc.*	49,700	636,160
		2,291,792
Media 0.0%
Idearc, Inc.	13,800	50,232
Multiline Retail 0.8%
J.C. Penney Co., Inc.	17,000	641,070
Kohl's Corp.*	15,500	664,795
		1,305,865
Specialty Retail 0.8%
Abercrombie & Fitch Co. "A"	18,700	1,367,718
Consumer Staples 8.8%
Beverages 1.5%
Diageo PLC (ADR)	32,100	2,610,372
Food & Staples Retailing 2.1%
CVS Caremark Corp.	91,200	3,694,512
Food Products 1.5%
Dean Foods Co.	42,700	857,843
Unilever NV (NY Shares)	49,700	1,676,381
		2,534,224
Tobacco 3.7%
Altria Group, Inc.	58,800	1,305,360
Philip Morris International, Inc.*	58,800	2,974,104
UST, Inc.	38,200	2,082,664
		6,362,128
Energy 7.1%
Energy Equipment & Services 0.4%
Schlumberger Ltd.	7,200	626,400
Oil, Gas & Consumable Fuels 6.7%
Chevron Corp.	20,200	1,724,272
ConocoPhillips	16,300	1,242,223
ExxonMobil Corp.	70,600	5,971,348
Hess Corp.	17,400	1,534,332
Marathon Oil Corp.	24,500	1,117,200
		11,589,375
Financials 20.5%
Capital Markets 3.5%
Ameriprise Financial, Inc.	29,600	1,534,760
Lazard Ltd. "A"	32,000	1,222,400
Morgan Stanley	18,500	845,450
TD Ameritrade Holding Corp.*	77,200	1,274,572
The Goldman Sachs Group, Inc.	7,600	1,256,964
		6,134,146
Commercial Banks 4.4%
BB&T Corp.	39,300	1,259,958
PNC Financial Services Group, Inc.	35,900	2,353,963
UnionBanCal Corp.	13,600	667,488
Wachovia Corp.	10,800	291,600
Wells Fargo & Co.	104,800	3,049,680
		7,622,689
Consumer Finance 0.5%
Discover Financial Services	56,000	916,720
Diversified Financial Services 5.3%
Bank of America Corp.	88,900	3,370,199
Citigroup, Inc.	72,600	1,555,092
JPMorgan Chase & Co.	97,200	4,174,740
		9,100,031
Insurance 4.9%
Allstate Corp.	59,100	2,840,346
American International Group, Inc.	34,900	1,509,425
Lincoln National Corp.	21,500	1,118,000
Loews Corp.	73,400	2,952,148
		8,419,919
Thrifts & Mortgage Finance 1.9%
New York Community Bancorp, Inc.	132,800	2,419,616
Washington Mutual, Inc.	80,200	826,060
		3,245,676
Health Care 7.9%
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	47,200	2,729,104
Zimmer Holdings, Inc.*	15,500	1,206,830
		3,935,934
Life Sciences Tools & Services 0.7%
PerkinElmer, Inc.	52,900	1,282,825
Pharmaceuticals 4.9%
Abbott Laboratories	43,800	2,415,570
Merck & Co., Inc.	60,200	2,284,590
Novartis AG (ADR)	26,800	1,372,964
Pfizer, Inc.	53,000	1,109,290
Wyeth	30,900	1,290,384
		8,472,798
Industrials 6.3%
Aerospace & Defense 1.4%
Honeywell International, Inc.	43,600	2,459,912
Electrical Equipment 0.9%
Emerson Electric Co.	31,800	1,636,428
Industrial Conglomerates 4.0%
General Electric Co.	129,700	4,800,197
Textron, Inc.	37,000	2,050,540
		6,850,737
Information Technology 5.1%
Communications Equipment 2.1%
Harris Corp.	33,100	1,606,343
Nokia Oyj (ADR)	66,100	2,103,963
		3,710,306
Semiconductors & Semiconductor Equipment 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	118,100	1,212,887
Software 2.3%
Microsoft Corp.	86,500	2,454,870
Symantec Corp.*	92,800	1,542,336
		3,997,206
Materials 2.0%
Containers & Packaging 0.4%
Packaging Corp. of America	34,300	765,919
Metals & Mining 1.6%
Alcoa, Inc.	75,900	2,736,954
Telecommunication Services 6.6%
Diversified Telecommunication Services
AT&T, Inc.	152,100	5,825,430
Citizens Communications Co.	209,300	2,195,557
Verizon Communications, Inc.	91,700	3,342,465
		11,363,452
Utilities 4.2%
Electric Utilities 3.2%
Duke Energy Corp.	95,000	1,695,750
FPL Group, Inc.	60,000	3,764,400
		5,460,150
Multi-Utilities 1.0%
Wisconsin Energy Corp.	40,800	1,794,792
Total Common Stocks (Cost $119,817,764)		123,552,099
	Principal Amount ($)	Value ($)

Corporate Bonds 3.7%
Consumer Discretionary 2.4%
Blyth, Inc., 5.5%, 11/1/2013	5,110,000	4,228,525
Financials 1.3%
AmeriCredit Corp., 8.5%, 7/1/2015	3,000,000	2,190,000
Total Corporate Bonds (Cost $7,103,574)		6,418,525
	Shares	Value ($)

Open End Investment Company 20.7%
DWS Short Duration Plus Fund "S" (a) (Cost $35,905,456)	3,688,006	35,773,662
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $162,826,794)+	95.8	165,744,286
Other Assets and Liabilities, Net	4.2	7,307,241
Net Assets	100.0	173,051,527
* Non-income producing security.
(a) DWS Short Duration Plus Fund, an affiliated fund, is managed by Deutsche Investment Management Americas Inc.
+ The cost for federal income tax purposes was $163,154,814. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $2,589,472. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,559,103 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,969,631.

ADR: American Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008
Assets
Investments: Investments in securities, at value (cost $126,921,338)	$ 129,970,624
Investment in DWS Short Duration Plus Fund, at value (cost $35,905,456)	35,773,662
Total investments, at value (cost $162,826,794)	165,744,286
Cash	16,556,765
Receivable for investments sold	2,470,918
Interest receivable	180,223
Dividends receivable	118,610
Receivable for Fund shares sold	51,167
Other assets	51,585
Total assets	185,173,554
Liabilities
Payable for investments purchased	10,149,188
Payable for Fund shares redeemed	1,572,071
Accrued management fee	137,460
Other accrued expenses and payables	263,308
Total liabilities	12,122,027
Net assets, at value	$ 173,051,527
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	2,917,492
Accumulated net realized gain (loss)	37,057,348
Paid-in capital	133,076,687
Net assets, at value	$ 173,051,527

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($142,947,058 ÷ 10,833,601 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized	$ 13.19
Maximum offering price per share (100 ÷ 94.25 of $13.19)	$ 13.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,988,433 ÷ 226,691 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 13.18

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,403,345 ÷ 484,791 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 13.21
Institutional Net Asset Value, offering and redemption price(a) per share ($20,712,691 ÷ 1,545,435 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 13.40
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2008
Investment Income
Income: Interest	$ 5,278,068
Dividends	2,695,481
Dividends — from DWS Short Duration Plus Fund	154,956
Total Income	8,128,505
Expenses: Management fee	2,203,724
Administration fee	305,639
Distribution and service fees	779,662
Services to shareholders	382,718
Custodian fee	13,617
Professional fees	103,466
Directors' fees and expenses	13,720
Reports to shareholders	85,024
Registration fees	66,341
Other	27,303
Total expenses before expense reductions	3,981,214
Expense reductions	(16,316)
Total expenses after expense reductions	3,964,898
Net investment income	4,163,607
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	92,165,941
Change in net unrealized appreciation (depreciation) on investments	(150,313,308)
Net gain (loss)	(58,147,367)
Net increase (decrease) in net assets resulting from operations	$ (53,983,760)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2008	2007
Operations: Net investment income	$ 4,163,607	$ 7,230,199
Net realized gain (loss)	92,165,941	53,616,532
Change in net unrealized appreciation (depreciation)	(150,313,308)	(22,462,866)
Net increase (decrease) in net assets resulting from operations	(53,983,760)	38,383,865
Distributions to shareholders from: Net investment income: Class A	(4,046,363)	(5,396,420)
Class B	(56,575)	(88,768)
Class C	(117,748)	(141,052)
Institutional	(727,977)	(1,173,475)
Net realized gains: Class A	(72,712,433)	(30,614,658)
Class B	(1,865,586)	(984,163)
Class C	(3,528,109)	(1,497,456)
Institutional	(11,070,945)	(3,831,356)
Total distributions	(94,125,736)	(43,727,348)
Fund share transactions: Proceeds from shares sold	18,697,472	50,753,204
Reinvestment of distributions	85,377,645	40,203,699
Cost of shares redeemed	(189,620,765)	(216,982,813)
Redemption fees	269	95
Net increase (decrease) in net assets from Fund share transactions	(85,545,379)	(126,025,815)
Increase (decrease) in net assets	(233,654,875)	(131,369,298)
Net assets at beginning of period	406,706,402	538,075,700
Net assets at end of period (including undistributed net investment income of $0 and $427,880, respectively)	$ 173,051,527	$ 406,706,402

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.34	$ 23.79	$ 23.49	$ 23.51	$ 16.75
Income (loss) from investment operations: Net investment income[a]	.27	.37	.38	.39	.37
Net realized and unrealized gain (loss)	(3.97)	1.65	.93	(.02)	6.80
Total from investment operations	(3.70)	2.02	1.31	.37	7.17
Less distributions from: Net investment income	(.34)	(.35)	(.41)	(.39)	(.41)
Net realized gains	(6.11)	(2.12)	(.60)	—	—
Total distributions	(6.45)	(2.47)	(1.01)	(.39)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.19	$ 23.34	$ 23.79	$ 23.49	$ 23.51
Total Return (%)[b]	(20.81)[c]	8.71[c]	5.66	1.57	43.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	336	412	466	451
Ratio of expenses before expense reductions (%)	1.30	1.25	1.17	1.14	1.15
Ratio of expenses after expense reductions (%)	1.29	1.23	1.17	1.14	1.15
Ratio of net investment income (%)	1.37	1.55	1.60	1.70	1.77
Portfolio turnover rate (%)	73	11	19	17	13
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.34	$ 23.80	$ 23.50	$ 23.52	$ 16.75
Income (loss) from investment operations: Net investment income[a]	.09	.18	.20	.22	.22
Net realized and unrealized gain (loss)	(3.96)	1.65	.93	(.03)	6.79
Total from investment operations	(3.87)	1.83	1.13	.19	7.01
Less distributions from: Net investment income	(.18)	(.17)	(.23)	(.21)	(.24)
Net realized gains	(6.11)	(2.12)	(.60)	—	—
Total distributions	(6.29)	(2.29)	(.83)	(.21)	(.24)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.18	$ 23.34	$ 23.80	$ 23.50	$ 23.52
Total Return (%)[b]	(21.47)[c]	7.83[c]	4.86	.83	42.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	10	16	35	60
Ratio of expenses before expense reductions (%)	2.21	2.09	1.92	1.91	1.90
Ratio of expenses after expense reductions (%)	2.14	2.04	1.92	1.91	1.90
Ratio of net investment income (%)	.52	.74	.85	.93	1.02
Portfolio turnover rate (%)	73	11	19	17	13
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.37	$ 23.81	$ 23.52	$ 23.53	$ 16.76
Income (loss) from investment operations: Net investment income[a]	.11	.19	.20	.22	.21
Net realized and unrealized gain (loss)	(3.96)	1.66	.92	(.02)	6.80
Total from investment operations	(3.85)	1.85	1.12	.20	7.01
Less distributions from: Net investment income	(.20)	(.17)	(.23)	(.21)	(.24)
Net realized gains	(6.11)	(2.12)	(.60)	—	—
Total distributions	(6.31)	(2.29)	(.83)	(.21)	(.24)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.21	$ 23.37	$ 23.81	$ 23.52	$ 23.53
Total Return (%)[b]	(21.38)[c]	7.92[c]	4.81	.88	42.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	16	24	29	33
Ratio of expenses before expense reductions (%)	2.06	2.00	1.92	1.89	1.90
Ratio of expenses after expense reductions (%)	2.06	1.98	1.92	1.89	1.90
Ratio of net investment income (%)	.60	.80	.85	.95	1.02
Portfolio turnover rate (%)	73	11	19	17	13
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.59	$ 24.02	$ 23.71	$ 23.73	$ 16.91
Income (loss) from investment operations: Net investment income[a]	.34	.44	.44	.45	.42
Net realized and unrealized gain (loss)	(4.02)	1.67	.95	(.02)	6.87
Total from investment operations	(3.68)	2.11	1.39	.43	7.29
Less distributions from: Net investment income	(.40)	(.42)	(.48)	(.45)	(.47)
Net realized gains	(6.11)	(2.12)	(.60)	—	—
Total distributions	(6.51)	(2.54)	(1.08)	(.45)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.40	$ 23.59	$ 24.02	$ 23.71	$ 23.73
Total Return (%)	(20.46)[b]	9.00[b]	5.95	1.82	43.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	44	86	89	125
Ratio of expenses before expense reductions (%)	.93	.95	.92	.90	.90
Ratio of expenses after expense reductions (%)	.92	.94	.92	.90	.90
Ratio of net investment income (%)	1.74	1.84	1.85	1.94	2.02
Portfolio turnover rate (%)	73	11	19	17	13
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008 management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Earnings and profits distributed to shareholders on redemptions on Fund shares ("tax equalization") may be utilized by the Fund to the extent permissible, as part of the Fund's dividends-paid deduction on its federal tax returns. During the year ended March 31, 2008, the Fund utilized tax equalization.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 731,846
Undistributed net long-term capital gains	$ 36,653,522
Unrealized appreciation (depreciation) on investments	$ 2,589,472

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2008	2007
Distributions from ordinary income*	$ 7,915,309	$ 6,799,715
Distributions from long-term capital gains	$ 86,210,427	$ 36,927,633
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $210,376,395 and $385,848,230, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund having delegated such responsibility to the Fund's sub-advisor, Alex. Brown Investment Management, who prior to March 15, 2008 served as subadvisor and was paid by the Advisor for its services. On March 5, 2008 the Fund's Board Members approved the termination of Alex. Brown Investment Management as the Fund's Subadvisor. Effective March 15, 2008 the Advisor assumed all day-to-day responsibilities that were previously delegated to Alex. Brown Investment Management.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

The Fund did not impose a portion of its management fee by an amount equal to the amount of the management fee borne by the Fund as a shareholder of the DWS Short Duration Plus Fund.

Accordingly, for the year ended March 31, 2008, the Advisor waived a portion of its fee pursuant to the management agreement aggregating $4,070 and the amount imposed aggregated $2,199,654, which was the equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

Effective October 1, 2007 through September 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.06%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2008 the Advisor received an Administration Fee of $305,639, of which $16,073 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2008 the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 293,366	$ —	$ 60,068
Class B	15,690	4,586	3,464
Class C	15,733	—	3,285
Institutional Class	2,216	—	397
	$ 327,005	$ 4,586	$ 67,214

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with Fund's Underwriting and Distribution Services agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales on Class B and C shares. For the year ended March 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 48,511	$ 2,401
Class C	91,804	5,105
	$ 140,315	$ 7,506

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annual Effective Rate
Class A	$ 593,087	$ 25,572.24%
Class B	15,939	567.25%
Class C	30,321	1,417.25%
	$ 639,347	$ 27,556

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2008 aggregated $6,664.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2008 the CDSC for Class B and C shares aggregated $20,608 and $195, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2008 DWS-SDI received $2,391 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,267, of which $9,666 is unpaid.

Directors' Fees and Expenses. During the period ended March 31, 2008, the Fund paid each Director compensation for his or her services. Each Independent Director received an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008 the Fund's custodian fee was reduced by $701 and $6,959, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	913,738	$ 17,601,362	1,335,633	$ 31,410,194
Class B	12,013	236,523	14,585	344,205
Class C	19,299	365,140	22,106	521,312
Institutional	26,570	494,447	765,721	18,477,493
		$ 18,697,472		$ 50,753,204
Shares issued to shareholders in reinvestment of distributions
Class A	3,922,503	$ 69,609,213	1,430,805	$ 33,136,721
Class B	94,091	1,704,691	40,551	939,027
Class C	194,654	3,458,578	65,849	1,526,167
Institutional	595,879	10,605,163	196,578	4,601,784
		$ 85,377,645		$ 40,203,699
Shares redeemed
Class A	(8,386,691)	$ (159,522,218)	(5,714,115)	$ (135,812,962)
Class B	(317,672)	(6,259,849)	(297,805)	(7,030,246)
Class C	(430,829)	(8,051,024)	(387,552)	(9,175,125)
Institutional	(957,595)	(15,787,674)	(2,649,917)	(64,964,480)
		$ (189,620,765)		$ (216,982,813)
Redemption fees		$ 269		$ 95
Net increase (decrease)
Class A	(3,550,450)	$ (72,311,536)	(2,947,677)	$ (71,265,964)
Class B	(211,568)	(4,318,635)	(242,669)	(5,747,012)
Class C	(216,876)	(4,227,159)	(299,597)	(7,127,636)
Institutional	(335,146)	(4,688,049)	(1,687,618)	(41,885,203)
		$ (85,545,379)		$ (126,025,815)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Value Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Value Builder Fund (the "Fund") at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 23, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 34% of the income dividends paid during the Fund's fiscal year ended March 31, 2008 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,562,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid distributions of $5.89 per share from net long-term capital gains during its year ended March 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $97,142,000 as capital gain dividends for its year ended March 31, 2008, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993[3]	Consultant, World Bank/Inter-American Development Bank; formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999[3]	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[4] (medical technology company); Belo Corporation[4] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004[3]	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[4] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation[4] (telecommunications) (November 1989-September 2003	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999[3]	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[5] (1958) Board Member since 2006	Managing Director[6], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly: board member of DWS Investments, Germany (1999-2005); formerly: Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly: various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[7]
Name, Year of Birth, Position with the Fund and Length of Time Served[8]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[9] (1965) President, 2006-present	Managing Director[6], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[10] (1962) Vice President and Secretary, 1999-present	Director[6], Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[6], Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[11] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[11] (1962) Assistant Secretary 2005-present	Director[6], Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[10] (1962) Assistant Secretary, 1997-present	Managing Director[6], Deutsche Asset Management
Paul Antosca[10] (1957) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[10] (1967) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[10] (1957) Assistant Treasurer, 2003-present	Director[6], Deutsche Asset Management
Diane Kenneally[10] (1966) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management
Jason Vazquez[11] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[11] (1962) Chief Compliance Officer, 2006-present	Managing Director[6], Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[11] (1951) Chief Legal Officer, 2006-present	Director[6], Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 Elected to the Board April 1, 2008.
4 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
5 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
6 Executive title, not a board directorship.
7 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
8 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
9 Address: 345 Park Avenue, New York, New York 10154.
10 Address: Two International Place, Boston, MA 02110.
11 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2008, DWS Value Builder Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VALUE BUILDER FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$54,200	$0	$0	$0
2007	$56,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008